Exhibit 99.1

PRIZE TO LIST ON NASDAQ THROUGH BUSINESS COMBINATION WITH ROSE HILL ACQUISITION CORPORATION
Chilean superfruit producer and exporter is building a global superfruits platform.

ATLANTA & REQUINOA- October 20, 2022- Rose Hill Acquisition Corporation (Nasdaq: ROSE) (“Rose Hill”), and Inversiones e Inmobilaria GHC Ltda (“Prize” or the “Company”), a leading exporter of superfruits based in Chile, announced today that they have entered into a definitive business combination agreement (the “Business Combination Agreement”) that is expected to result in Prize becoming a U.S. publicly listed company with an initial enterprise value of approximately US$425 million.

The proposed transaction is expected to close in the first quarter of 2023 and is subject to the satisfaction of customary closing conditions. As a result of the business combination, Prize and Rose Hill shareholders will exchange their shares for shares in a new combined company, which is expected to be publicly listed on the Nasdaq Global Market (“Nasdaq”). The combined company will be the first Chilean enterprise to initially list directly on a U.S. Exchange, representing the start of a new wave of opportunities for investors abroad to access rapidly growing, profitable Latin American enterprises. Upon closing, the combined company expects its ordinary shares and warrants to trade on Nasdaq under the ticker symbols “PRZE” and “PRZE WS”, respectively.

In addition, Rose Hill has entered into a definitive $150 million Standby Equity Purchase Agreement (“SEPA”) with Yorkville Advisors as an additional equity financing source for future opportunistic expansion for the combined company.

Prize, based in Chile, is a leading Latin American producer and distributor of berries and cherries in the Southern Hemisphere with plans to expand internationally for year-round production. The business combination with Rose Hill and resulting public listing is expected to result in the growth of Prize in the international superfruit farming and processing segments, particularly focused on Peruvian footprint expansion.

"Over the last 16 years, we have developed Prize into a global company providing quality, nutritious fruits to tens of millions of people in 30+ countries to feed the world. The next stage of accomplishing this goal starts with expanding the global palette for superfruits by producing new, tastier varieties targeting differentiated consumers in the nascent Chinese market alongside more mature markets like the U.S," Alejandro García-Huidobro, founder and CEO of Prize. "The team at Rose Hill shares our vision of creating a global superfruits platform utilizing innovative technologies and production systems to improve our operations across the value chain and increase our fields' productivity and resilience to climate change."

The Nasdaq listing provides a launching pad for Prize to enter the next phase in its global evolution, supported internally through vertical integration in its business segments and externally through a robust and diversified set of growers and retailers. Prize’s current position places it attractively at the intersection of best-in-class varieties of fruits grown in specially selected environments, state-of-the-art processing, and long-standing commercial alliances to ensure a successful sale.

The current business operations of Prize in Peru and Chile allow for a counter-cyclical farming cycle to provide high-value markets such as the U.S., China, and Europe with fresh fruit when their production is out of season. Chile, the world's largest exporter of cherries, is best positioned to supply the substantial demand in the Chinese market in their off-season, which is driven by high cherry consumption per capita and a yearly surge in demand for the Chinese Lunar New Year. Prize currently maintains the position as the fifth largest exporter of cherries globally. The Company additionally operates two processing plants in Chile, including one of the largest in the country measured by kilos processed annually.

Prize's Peruvian operations focus primarily on blueberries, the fastest-growing fruit by consumption in the United States. Through a thoughtful process, Prize has carefully selected farmland with unique climactic conditions for fruit production and blueberry varieties chosen for their exceptional size, firmness, and sweetness. The Company plans to commit a substantial portion of the proceeds from the proposed business combination towards acquiring and cultivating additional land to maximize strong consumption trends in the overall market and shifting consumer tastes towards higher-quality fruits.

"Rose Hill set out to unlock Latin America's potential to produce world-class companies using the tools of the most international markets on Earth, the U.S. markets, and conversely, to provide U.S. and international investors with access to well-managed, profitable, rapidly growing Latin American businesses at a time when value appeared to be a fleeting proposition locally. After speaking with dozens of companies, we believe we have found in Prize an exceptional enterprise at the intersection of our goals, and we share the Prize team's excitement in building this company into an internationally renowned super-fruits platform," Albert Hill, Co-Founder and Co-CFO of Rose Hill.

The business combination and resulting capital injection come at a critical inflexion point globally. Latin America is vital in the global food ecosystem during uncertainty in traditional food production markets like Eastern Europe and India. Prize and Rose Hill plan to help address food insecurity in a stakeholder-driven but profit-oriented manner, driving value to shareholders in terms of impact and financial return.

Transaction Overview

The business combination values Prize at an implied initial enterprise value of approximately $425 million. In connection with the business combination, Rose Hill will seek a Private Investment in Public Equity (PIPE) offering that, if obtained, is expected to result in $65 million in total cash proceeds to Prize after closing, including the cash held in the trust account of Rose Hill (following any redemptions).

Prize will use the proceeds of the business combination to invest in its growing strategy, including its expansion in new regions through partnerships, organic growth and acquisitions.

After the consummation of the business combination and depending on total redemptions and PIPE proceeds, existing Prize shareholders are expected to own approximately 80% of the shares of the combined company, Rose Hill Sponsor LLC (“Rose Hill Sponsor”) is expected to own 1.7% of the shares, and the remaining shares are expected to be owned by PIPE investors, if any, and the non-redeeming public shareholders of Rose Hill. The proposed transaction also includes a share price-based earnout structure for Rose Hill Sponsor and existing Prize shareholders.

Certain officers of Rose Hill will join the combined company in its expansion strategy in support of the long-term commitment behind the business combination to realize the value of the Company long-term: Felipe Canales, the former CFO of Axtel and Head of Strategy for Grupo Alfa and the current co-CEO of Rose Hill, will join the board as an independent director; Pablo Armas, Partner and CEO of Ameris Capital and current board member of Copeval, will join the board as an independent director, Albert Hill, co-founder and co-CFO of Rose Hill will join the board as a non-independent board member; and Juan Jose Rosas, co-founder and co-CFO of Rose Hill will join the company in the role of Chief Strategy Officer. The board of directors of the combined company is expected to be comprised of at least 50% independent directors. The proposed transaction has been approved by the boards of directors of Rose Hill and the administrator of Prize, and both parties expect it to close in the first quarter of 2023.

Investor Information

A joint presentation made by the management teams of Prize and Rose Hill is available on the websites:

https://prize.cl/

https://rosehillacq.com/

Additional information about the proposed transaction, including a copy of the business combination agreement, will be available in a Current Report on Form 8-K to be filed by Rose Hill with the U.S. Securities and Exchange Commission (the “SEC”) which will be available on the SEC’s website at www.sec.gov.

Advisors

BTG Pactual is acting as placement agent and capital markets advisor to Rose Hill and Prize.

Greenberg Traurig, LLP is U.S. legal advisor to Rose Hill and Paul Hastings LLP is U.S. legal advisor to Prize.

Cohen Capital Markets is the capital markets advisor to Rose Hill.

About Prize

Founded in 2006, Prize is a leading farmer, processor and exporter of Superfruits & nuts in the Southern Hemisphere exporting to more than 100 clients in 30 countries. Prize works with more than 300 growers in Chile and Peru and has commercial offices in China and Canada.

Prize is the fifth largest global exporter of cherries and exports 10 other fruits and walnuts offering a year-round supply of superfruits.

You can read more about Prize at Prize.cl.

About Rose Hill

Rose Hill Acquisition Corporation is a US$146 million special purpose acquisition company (SPAC) listed on Nasdaq under the ticker ROSE. Its goal is to partner with one Latin American company to provide growth capital, strategic advisory, and a U.S. listing avenue.

Strategic partners: Cohen & Co. provides the Rose Hill team with a strong supportive structure; while Ameris Capital, a Chilean alternative investments asset manager, brings its extensive reach in Latin America.

Additional Information

This press release relates to a proposed transaction between Rose Hill and Prize. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction described herein, Rose Hill, Prize and/or the combined company intend to file relevant materials with the SEC, including a registration statement on Form F-4 with the SEC, which will include a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all Rose Hill shareholders. Rose Hill, Prize and/or the combined company will also file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of Prize and Rose Hill are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Rose Hill, Prize and/or the combined company through the website maintained by the SEC at www.sec.gov.

The documents filed by Rose Hill, Prize and/or the combined company with the SEC also may be obtained free of charge upon written request to Rose Hill Acquisition Corporation, 981 Davis Drive NW, Atlanta, GA 30327 or via email at info@rosehillacq.com.

Participants in the Solicitation

Rose Hill, Prize, the combined company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Rose Hill’s shareholders in connection with the proposed transaction. A list of the names of such directors and executive officers, and information regarding their interests in the business combination and their ownership of Rose Hill’s securities are, or will be, contained in Rose Hill’s filings with the SEC, and such information and names of Prize’s directors and executive officers will also be in the Registration Statement on Form F-4 to be filed with the SEC by Rose Hill, Prize and/or the combined company, which will include the proxy statement of Rose Hill.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Rose Hill, Prize or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the “Securities Act”).

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Prize and Rose Hill, including statements regarding the benefits of the proposed transaction, the anticipated timing of the completion of the proposed transaction, Prize’s plans for expansion, Prize’s ability to improve its operations across the value chain and increase its productivity and resilience to climate change, the products offered by Prize and the markets in which it operates, the expected total addressable market for the products offered by Prize, the sufficiency of the net proceeds of the proposed transaction to fund Prize’s operations, expansion plans and other business plans, a potential PIPE offering, Prize’s projected future results and the expected composition of the board of directors of the combined company. These forward-looking statements generally are identified by the words “believe,” “project,” “expected,” “expect,” “targeted,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plans,” “planned,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of Rose Hill’s securities; (ii) the risk that the proposed transaction may not be completed by Rose Hill’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Rose Hill; (iii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the Business Combination Agreement by the shareholders of Rose Hill and Prize, the satisfaction of the minimum trust account amount following redemptions by Rose Hill’s public shareholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the proposed transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vi) the inability to complete a PIPE offering; (vii) the effect of the announcement or pendency of the proposed transaction on Prize’s business relationships, performance, and business generally; (viii) risks that the proposed transaction disrupts current plans and operations of Prize as a result; (ix) the outcome of any legal proceedings that may be instituted against Prize, Rose Hill or others related to the Business Combination Agreement or the proposed transaction; (x) the ability of the combined company to meet Nasdaq listing standards at or following the consummation of the proposed transaction; (xi) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by a variety of factors, including changes in the competitive and highly regulated industries in which Prize operates, variations in performance across competitors, changes in laws and regulations affecting Prize’s business and the ability of Prize and the combined company to retain its management and key employees; (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, gauge and adapt to industry or market trends and changing consumer preferences, and identify and realize additional opportunities; (xiii) the risk of adverse or changing economic conditions, including the impact of pricing and other actions by Prize’s competitors; (xiv) the impact of governmental trade restrictions, including adverse governmental regulation that may impact Prize’s ability to access certain markets or continue to operate in certain markets; (xv) the risk that Prize and its current and future growers and retailers have access to sufficient liquidity to fund their operations; (xvi) the risk that Prize will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xvii) the risk that the combined company experiences difficulties in managing its growth and expanding operations; (xviii) the availability of sufficient labor during Prize’s peak growing and harvesting seasons; (xix) the risk of changing consumer preferences or consumer demand for products such as those offered by Prize; (xx) the impact of crop disease; (xxi) the risk that Prize is unable to secure or protect its intellectual property; (xxii) the effects of COVID-19 or other public health crises on Prize’s business and results of operations and the global economy generally; and (xxiii) costs related to the proposed transaction. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statement on Form F-4 and proxy statement/prospectus discussed above and other documents filed or to be filed by Rose Hill, Prize and/or the combined company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Rose Hill and Prize assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Rose Hill nor Prize gives any assurance that Rose Hill, Prize or the combined company will achieve its expectations.

Press contact
Magdalena Echeverría
mecheverria@proyectacomunicaciones.cl
+56 9 88391056

PRESS PHOTOS  https://wetransfer.com/downloads/d5ace663e59de7e3094c9960300c82d720221016165725/eca103aacb83246ffb6665d2d0087f5d20221016165755/7d6502